AGREEMENT FOR SALE OF EQUIPMENT

This Agreement for the Sale of Equipment (“Agreement”) is entered into on _________ (the “Effective Date”), by and between _____________, a __________________, with its principal place of business at _________________________ (the “Seller”), and CleanSpark Inc., a Nevada corporation, with its principal place of business at 8475 S Eastern Ave Ste 200 Las Vegas, NV 89123 USA (the “Buyer”). In consideration of the mutual promises and conditions expressed herein, and other good and valuable consideration, Seller and Buyer agree as follows:

1.       Description and Quantity of Equipment. Seller shall transfer and deliver to Buyer, and Buyer shall accept and pay for the equipment set forth in Exhibit A attached hereto and made part hereof (the “Goods”).

2.       Delivery; Risk of Loss. Seller shall deliver the Goods to Buyer at the delivery destination address via air freight (delivery is being covered by the seller’s insurance), specified in Exhibit A. Seller shall use commercially reasonable efforts to deliver the Goods on the estimated delivery date set forth in Exhibit A, or within a reasonable time thereafter. Seller shall not be held liable to Buyer or any other party for any failure or delay in the delivery of any Goods. Buyer shall pay Seller the reasonable cost of packaging the Goods. Shipment of Goods under this Agreement shall be F.O.B. Byer’s destination.

3.       Price; Payment. Buyer shall pay Seller the price for the Goods as listed on Exhibit A. Except as otherwise set forth on Exhibit A, payment shall be made in full at the time of delivery, in cash or by certified check. The price for the Goods covered by this Agreement excludes all transportation costs, freight, insurance, and special handling and packaging, or any required federal, state or local sales or other taxes (except for taxes based on Seller’s net income), duties, export or custom charges, VAT charges, brokerage or other fees, for which Buyer shall be fully responsible.

4.       Disclaimer of Express and Implied Warranties. Seller warrants that the Goods are as described in this Agreement, but no other express warranty is made with respect to the Goods. If any model or sample was shown to Buyer, that model or sample was used merely to illustrate the general type and quality of the Goods and not to represent that the Goods would necessarily conform to the model or sample.

THE GOODS SOLD UNDER THIS AGREEMENT ARE PURCHASED BY THE BUYER “AS IS” AND “WITH ALL FAULTS” AND SELLER DOES NOT PROVIDE ANY WARRANTY FOR THE GOODS, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES THAT THE GOODS ARE OF MERCHANTABLE QUALITY OR THAT THE GOODS CAN BE USED FOR ANY PARTICULAR PURPOSE.

5.       Limitation of Liability; Actions. IN NO EVENT SHALL SELLER BE LIABLE UNDER THIS AGREEMENT TO THE BUYER FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, STATUTORY, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOSS OF USE, LOSS OF TIME, SHUTDOWN OR SLOWDOWN COSTS, INCONVENIENCE, LOSS BUSINESS OPPORTUNITIES, DAMAGE TO GOODWILL OR REPUTATION, OR OTHER ECONOMIC LOSS, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR SUCH DAMAGES COULD HAVE BEEN REASONABLY FORESEEN. THE LIABILITY OF SELLER, AND BUYER’S SOLE AND EXCLUSIVE REMEDY FOR DAMAGES FOR ANY CLAIM OF ANY KIND WHATSOEVER UNDER THIS AGREEMENT, REGARDLESS OF LEGAL THEORY, SHALL NOT BE GREATER THAN THE ACTUAL PURCHASE PRICE OF THOSE GOODS WITH RESPECT TO WHICH SUCH CLAIM IS MADE.

NO ACTION SHALL BE BROUGHT FOR ANY CLAIM RELATING TO OR ARISING OUT OF THIS AGREEMENT MORE THAN ONE (1) YEAR AFTER THE ACCRUAL OF SUCH CAUSE OF ACTION, EXCEPT FOR MONEY DUE ON AN OPEN ACCOUNT.

6.       Governing Law; Venue. Except as otherwise provided for herein, this Agreement and all rights and obligations of the parties shall be governed by the Uniform Commercial Code as enacted and in force in the State of Wyoming. The parties hereby agree that any action arising out of this Agreement will be brought solely in any state or federal court located in the USA.

7.       Entire Agreement; Modification; Waiver. This Agreement is the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreement or communications between the parties, whether written, oral, electronic, or otherwise. No change or modification to this Agreement shall be valid unless in writing and signed by an authorized representative of the parties. No waiver of any term or right in this Agreement shall be effective unless in writing, signed by an authorized representative of the waiving party. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or modification of such provision, or impairment of its right to enforce such provision or any other provision of this Agreement thereafter.

In witness of the mutual promises made above, Buyer and Seller have executed this agreement on the date set forth below.

SELLER	BUYER

By: _________________________________	By: _________________________________
Name: ______________________________	Name: ______________________________
Title: _______________________________	Title: _______________________________
Date: _______________________________	Date: _______________________________

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EXHIBIT A

EQUIPMENT LIST

COMMERCIAL AND OTHER TERMS

TOTAL PRICE: $_______________

PAYMENT TERMS:

ESTIMATED DELIVERY DATE:

DELIVERY DESTINATION ADDRESS: CleanSpark Inc. 2380 Godby Rd College Park, GA 30349 USA

WIRE TRANSFER INSTRUCTIONS:

SPECIFICATIONS (IF ANY):

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